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                            ALAMOSA OPERATIONS, INC.
                             4403 Brownfield Highway
                              Lubbock, Texas 79407


July 31, 2000

Washington Oregon Wireless, LLC
5665 SW Meadows Road, Suite 100
Lake Oswego, Oregon  97035
Attn: Mitchell Moore, Chief Executive Officer

Re:   Loan Agreement

Dear Mr. Moore:

     The undersigned, Washington Oregon Wireless, LLC ("BORROWER"), a limited liability company duly organized, existing, and in good standing under the laws of the State of Oregon, has entered into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") pursuant to which Borrower will merge (the "PARENT MERGER") with and into Alamosa Holdings, Inc. ("SUPERHOLDINGS") simultaneously with the merger (the "SUBSIDIARY MERGER," together with the Parent Merger, the "MERGERS") of a wholly-owned subsidiary of Superholdings with and into Alamosa PCS Holdings, Inc., a Delaware corporation ("ALAMOSA"). In connection with the execution of the Merger Agreement, Borrower and Alamosa Operations, Inc., a Delaware corporation and a subsidiary of Alamosa (in its capacity as Manager thereunder, "MANAGER") have entered into a Services Agreement (herein so called) pursuant to which Manager shall manage the operations of Borrower.

     Borrower has requested that Alamosa Operations, Inc. (in its capacity as Lender hereunder, "LENDER"), extend credit to Borrower to enable Borrower to borrow on and after the date of this Agreement a principal amount not to exceed $11,000,000, only for the purposes of (i) satisfying capital contribution requirements under the Operating Agreement of Borrower, and (ii) funding Borrower's working capital needs from the date hereof through the consummation of the Parent Merger (the "MERGER DATE"). Lender has advised Borrower that Lender is willing to advance such funds to Borrower upon the terms and subject to the conditions set forth in this letter agreement (this "AGREEMENT"). Lender and Borrower acknowledge and agree that on the Merger Date, all amounts due to Lender by Borrower may, at Lender's option, be deemed paid in full and, in such case, all funds advanced by Lender to Borrower hereunder and all accrued interest thereon (the "MERGER DATE LOAN BALANCE") shall be characterized for all purposes as capital contributions by Lender to Borrower. If, on the Merger Date, Lender elects not to characterize the Merger Date Loan Balance as a capital contribution, such amount shall remain a debt obligation of Borrower, subject to the terms and conditions of a subordination agreement in favor of, and in form and substance acceptable to, the senior lender to Alamosa Holdings, Inc., (the "SENIOR LENDER SUBORDINATION AGREEMENT"). In consideration for the above premises and the mutual promises and covenants herein contained, Borrower and Lender agree as follows:

     1. Loan. On the terms and subject to the conditions hereinafter set forth, Lender agrees to lend to Borrower, in multiple advances (each an "ADVANCE") to be made, from time to time, on or before the Merger Date the sum of up to $11,000,000 (the "LOAN").



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     2. Manner of Borrowing.

     (a) Notice of Borrowing. (i) Before the first day of the Term of the Services Agreement, Borrower or (ii) on or after the first day of the Term of the Services Agreement, Manager, acting on behalf of Borrower under the Services Agreement, shall (x) give Lender a notice (a "NOTICE OF BORROWING") signed by Manager and Borrower calling for an Advance on or before 10:00 a.m. (Dallas, Texas time) two days before the requested Advance is to be funded, (y) specify in the Notice of Borrowing the aggregate amount, requested date, and the intended use of the Advance, and (z) certify that the representations and warranties contained in each of the Loan Documents (defined below) are true in all material respects as though made on the date of the Notice of Borrowing. Borrower shall have no independent right to call for Advances, other than to request Advances to fund capital contribution requirements if Manager does not do so.

     (b) Minimum Advances; Number of Advances. Each Advance hereunder shall be in a minimum amount of $1,000,000, and no more than two Advances each calendar month may be requested or funded.

     (c) Funding. Subject to the terms and conditions in this Agreement not later than 2:00 p.m., Dallas, Texas time, on the date specified, Lender shall make available to Borrower, at Lender's offices in Lubbock, Texas, the amount of a requested Advance in immediately available funds.

     3. Promissory Note, Interest, and Payments.

     (a) Note. The Loan shall be evidenced by a promissory note in the form of EXHIBIT A, duly executed by Borrower (together with any renewals and extensions thereof, the "NOTE"), dated the date hereof, in the principal amount of $11,000,000, and payable to the order of Lender.

     (b) Interest Rate. Before the occurrence of an Event of Default, each Advance shall bear interest at a rate per annum, calculated from day to day and computed from the date of advance until repaid, equal to the lesser of (i) the maximum lawful rate under applicable law (the "MAXIMUM RATE") or (ii) the per annum rate of interest established from time to time by Bank of America, N.A., as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers (the "BASE RATE"). Any past-due principal debt and all past-due interest accruing thereon shall bear interest from maturity (stated or by acceleration) at a rate per annum equal to the lesser of
(i) the Maximum Rate or (ii) the Base Rate plus 5%.

     (c) Payments.

         (i) Interest. Interest on the unpaid principal of the Loan shall be due and payable on the earlier of (A) date designated as 30 days after the termination of the Merger Agreement in a written notice delivered by Lender to Borrower advising Borrower that the Merger Agreement is being terminated and that the Parent Merger will not be consummated or (B) the effective date of any acceleration of any of the Obligation (defined below) (the "MATURITY DATE"); provided however that if, on the Merger Date, Lender elects not to characterize the Merger Date Loan Balance as a capital contribution, the Loan shall become a demand obligation, subject to the terms of the Subordination Agreements (defined below).

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         (ii) Principal. The entire unpaid principal balance of the Loan, including all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date or, in the event the Loan continues after the Merger Date, upon demand.

         (iii) Optional Prepayments. Borrower shall have the right, from time to time before the Maturity Date or payment of the Loan is otherwise demanded, to prepay the Loan, in whole, without premium or penalty, upon the payment of all principal and accrued interest on the amount prepaid to and including the date of payment.

         (iv) General Payment Terms. All payments on the Loan shall be made to Lender at its principal office in Lubbock, Texas in federal or other immediately available funds, and payments shall be applied first to accrued interest and then to principal. If any payment is scheduled to become due and payable on a day that is not a business day, that payment shall instead become due and payable on the immediately following business day, interest shall be payable with respect to the extension, and interest on the principal portion of the payment shall be payable at the then applicable rate during the extension. Interest on the Loan shall be calculated on the basis of a year of 360 days for the actual number of days (including the first but excluding the last) elapsed, unless the Maximum Rate shall be in effect, in which case on the basis of a year of 365 or 366 days, as the case may be.

     4. Conditions Precedent.

     (a) Initial Advance. The obligation of Lender to make its initial Advance is subject to the conditions that (i) Lender has received duly executed copies of each of the documents listed on SCHEDULE 4, each in form and substance satisfactory to Lender and its legal counsel (those documents [except ITEM 8], together with this Agreement, and any modifications thereof, collectively, the "LOAN DOCUMENTS"), (ii) all consents to the transactions contemplated by the Merger Agreement have been obtained from the parties to the agreements listed on
SCHEDULE 13.1 of the Services Agreement, and (iii) either (A) the waiting period prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR ACT") has expired or (B) early termination of the waiting period under the HSR Act has been granted.

     (b) All Advances. The obligation of Lender to make any Advance under this Agreement (including the initial Advance) is subject to the conditions precedent that, as of the date of the Advance and after giving effect thereto: (i) there exists no "EVENT OF DEFAULT" (defined below) hereunder or under any other Loan Document, or event which, with the giving of notice or passage of time or both could become an Event of Default (a "POTENTIAL DEFAULT"); (ii) there exists no default or event which, with the giving of notice or passage of time or both could become a default under the loan agreement, dated as of April 12, 2000, between Borrower and CoBank, ACB (the "EXISTING LOAN AGREEMENT"); (iii) there exists no default or event which, with the giving of notice or passage of time or both could become a default under the agreements between Borrower and parties listed on SCHEDULE 13.1 to the Services Agreement; (iv) Lender shall have received from Manager (or Borrower if before the first day of the Term of the Services Agreement) a Notice of Borrowing and all of the statements contained in the Notice of Borrowing shall be true and correct; and (v) the representations and warranties contained in each of the Loan Documents shall be true in all material respects as though made on the date of the Advance.

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     5. Representations and Warranties. To induce Lender to make the Loan hereunder, Borrower represents and warrants to Lender, subject to the provisions of the Merger Agreement and the Disclosure Schedules relating thereto, that:

     (a) The Loan Documents are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; Borrower and each Guarantor has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein;

     (b) Neither the execution and delivery of this Agreement and the other Loan Documents, nor consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute, or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower or any indenture, mortgage, deed of trust or other instrument to which Borrower may be subject or to which Borrower may be a party; no consent, approval, authorization or order of any court, governmental authority, or third party is required in connection with the execution and delivery by Borrower of this Agreement or any of the other Loan Documents or to consummate the transactions contemplated herein or therein (and such consents are set forth on SCHEDULE 5(B));

     (c) Upon the delivery of each Notice of Borrowing, there shall exist no breach of any representation or warranty or nonperformance of any covenant or agreement of Borrower under the Merger Agreement, except as affected by the transactions contemplated by the Merger Agreement and except as will not constitute a LLC Material Adverse Change (as defined in the Merger Agreement);

     (d) There is no fact known to Borrower that Borrower has not disclosed to Lender in writing which may result in any material adverse change in Borrower's business, properties, or operations;

     (e) No certificate or statement herewith or heretofore delivered by Borrower to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading;

     (f) Each Notice of Borrowing shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Potential Default or Event of Default exists, and that all representations and warranties contained in the Loan Documents are true and correct on and as of the date the requested Advance is to be made, except to the extent any such representations and warranties are expressly stated to be made as of another date; and

     (g) All representations and warranties by Borrower herein shall survive delivery of the Note and the making of the Loan, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely thereon.

     6. Guaranties. To secure the full and complete performance by Borrower of the payment and performance of the Loan and all other liabilities and obligations of Borrower under this Agreement and the Note (the "OBLIGATION") if the Parent Merger is not consummated, certain Members of Borrower that are indicated on SCHEDULE 6 (as amended from time to time to add Guarantors) (each such Member, a

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"GUARANTOR") have executed and delivered (or, in the case of future Guarantors, will execute and deliver) to Lender a Guaranty in the form of EXHIBIT C (a "GUARANTY").

     7. Affirmative Covenants. Until payment in full of the Obligation, Borrower agrees and covenants that (unless Lender otherwise consents in writing):

     (a) Borrower shall use all proceeds of the Loan solely for the purposes described in the second paragraph of this Agreement;

     (b) Borrower shall conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations, laws, and orders of any governmental authority and will act in accordance with customary industry standards in maintaining and operating its assets, properties, and investments;

     (c) Borrower shall maintain complete and accurate books and records of its transactions in accordance with generally accepted accounting principles, and will give Lender access during business hours to all books, records, and documents of Borrower and permit Lender to make and take away copies thereof;

     (d) Borrower shall furnish to Lender the financial statements required pursuant to Section 8.4 of the Merger Agreement;

     (e) Borrower shall furnish to Lender as soon as available and in any event within ninety days after the close of each fiscal year of Borrower, copies of the balance sheet of Borrower as of the close of such fiscal year, and statements of income and retained earnings and changes in financial position of Borrower for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) of Aldrich Killbride & Tatone LLP or of other independent public accountants of recognized national standing selected by Borrower and satisfactory to Lender, to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards;

     (f) Borrower shall furnish to Lender, immediately upon becoming aware of the existence of any condition or event constituting an Event of Default or Potential Default, written notice specifying the nature and period of existence thereof and any action which Borrower is taking or proposes to take with respect thereto;

     (g) Borrower shall promptly notify Lender of (i) any material adverse change in its financial condition or business; (ii) any default under any material agreement, contract or other instrument to which Borrower is a party or by which any of its properties are bound, or any acceleration of any maturity of any indebtedness owing by Borrower, (iii) any material adverse claim against or affecting Borrower or any of its properties; (iv) any Event of Default, any Potential Default, or any default under any other Loan Document; and (v) any litigation, or any claim or controversy which might become the subject of litigation, against Borrower or affecting any of Borrower's property, if such litigation or potential litigation might, in the event of an unfavorable outcome, have a material adverse effect on Borrower's financial condition or business or might cause an Event of Default;

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     (h) Borrower shall promptly furnish to Lender, at Lender's request, such additional financial or other information concerning assets, liabilities, operations, and transactions of Borrower as Lender may from time to time reasonably request;

     (i) Borrower shall promptly pay all lawful claims, whether for labor, materials or otherwise, which might or could, if unpaid, become a lien or charge on any property or assets of Borrower, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

     (j) Borrower shall maintain on its properties insurance of responsible and reputable companies in such amounts and covering such risks as is acceptable to Lender, is prudent and is usually carried by companies engaged in similar businesses; Borrower shall furnish Lender, on request, with certified copies of insurance policies or other appropriate evidence of compliance with the foregoing covenant; and

     (k) Borrower shall preserve and maintain all licenses, privileges, franchises, certificates, and the like necessary for the operation of its business.

     8. Negative Covenants. Until payment in full of the Obligation, except as otherwise permitted under the Existing Loan Agreement, Borrower covenants that it shall not (unless Lender otherwise consents in writing):

     (a) incur or assume any indebtedness or borrow money;

     (b) mortgage, assign, encumber, hypothecate or grant a security interest in any of Borrower's assets, except for liens and security interests securing payment of Borrower's obligations under the Existing Loan Agreement (provided, however, that the foregoing shall not apply to inchoate liens for taxes which are not delinquent or which are being contested in good faith and liens resulting from deposits to secure the payments of workmen's compensation or social security or to secure the performance of bids or contracts in the ordinary course of business);

     (c) liquidate, dissolve, or reorganize, merge or consolidate with, or acquire all or substantially all of the assets of, any other company, firm, or association (except as contemplated by the Merger Agreement); or make any other substantial change in its capitalization or its business;

     (d) pay any dividends on any of its outstanding stock, or purchase, redeem, or repurchase any of its stock;

     (e) sell any of its assets used or useful in its business, except in the ordinary course of business; or sell any of its assets to any other person, firm or corporation with the agreement that such assets shall be leased back to Borrower (except as contemplated by the Merger Agreement); or

     (f) own, purchase, or acquire, directly or indirectly, any promissory notes, stock, or securities of any other person, firm, or corporation, other than securities guaranteed as to the principal and interest by the United States government; or make any loans or advances to any other person.

     9. Default. An "EVENT OF DEFAULT" shall exist if any one or more of the following events (collectively, "EVENTS OF DEFAULT") occurs:


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     (a) Borrower fails to pay when due any principal of, or interest on, the
Note or any other fee or payment due hereunder or under any other Loan Document;

     (b) any representation or warranty made in any of the Loan Documents proves to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

     (c) default occurs in the performance of any of the covenants or agreements of Borrower contained in SECTIONS 7(b), (c), (j), or (k) and such default is not cured within 30 days of receipt by Borrower of notice, oral, or written, of any such default;

     (d) default occurs in the performance of any of the covenants or agreements of Borrower contained herein (other than those set forth in SECTIONS 7(b), (c), (j), or (k)) or in any other Loan Document;

     (e) Borrower or any Guarantor (i) applies for or consent to the appointment of a receiver, custodian, trustee, intervenor, or liquidator of itself or himself or of all or a substantial part of its or his assets, (ii) voluntarily becomes the subject of a bankruptcy, reorganization, or insolvency proceeding or is insolvent or admits in writing that it or he is unable to pay its or his debts as they become due, (iii) makes a general assignment for the benefit of creditors (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) files an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it or him in any bankruptcy, reorganization, or insolvency proceeding, (vi) becomes the subject of an order for relief under any bankruptcy, reorganization, or insolvency proceeding, or
(vii) fails to pay any money judgment against it or him before the expiration of 30 days after such judgment becomes final and no longer subject to appeal;

     (f) an order, judgment, or decree is entered by any court of competent jurisdiction or other competent authority approving a petition appointing a receiver, custodian, trustee, intervenor, or liquidator of Borrower or any Guarantor or of all or substantially all of its or his assets, and such order, judgment or decree continues unstayed and in effect for a period of 30 days; or a complaint or petition is filed against Borrower of any Guarantor seeking or instituting a bankruptcy, insolvency, reorganization, rehabilitation, or receivership proceeding of any of them, and such petition or complaint is not have dismissed within 30 days;

     (g) Borrower defaults in the payment of any material indebtedness of Borrower or in the performance of any of Borrower's material obligations and such default continues for more than any applicable period of grace;

     (h) an event of default has occurred and is continuing under the Existing Loan Agreement; or

     (i) a breach or an event of default under the Services Agreement by Borrower that could give Manager the right to terminate the Services Agreement has occurred and is continuing.

     10. Remedies Upon Event of Default. If an Event of Default has occurred and is continuing, then Lender at its option may (i) declare the principal of, and all interest then accrued on, the Loan and any other liabilities of Borrower to Lender to be forthwith due and payable, whereupon the same shall forthwith become due and payable without notice, presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which Borrower hereby expressly waives, anything

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contained herein, in the Note, or in any other Loan Document to the contrary notwithstanding, (ii) reduce any claim to judgment, and/or (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents or otherwise provided under or pursuant to any applicable law or agreement.

     11. Miscellaneous.

     (a) Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder and under the other Loan Documents shall be in addition to all other rights provided by law. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     (b) Notices. Any notices or other communications required or permitted to be given by any of the Loan Documents must be given in writing and must be personally delivered, telecopied (with an original notice delivered by overnight courier service), or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party set forth on the signature page to this Agreement. Any such notice or other communication shall be deemed to have been given on the day it is received as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to all other parties pursuant to this SECTION 11(b).

     (c) Governing Law. This Agreement and the other Loan Documents are being executed and delivered, and are intended to be performed, in Lubbock County, in the State of Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Agreement and all other Loan Documents, except to the extent: (i) the federal laws governing national banks expressly supersede and have contrary application; or (ii) federal laws governing maximum interest rates shall provide for rates of interest higher than those permitted under the laws of the State of Texas.

     (d) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     (e) Maximum Interest Rate. Regardless of any provisions contained in this Agreement, the Note, or in any of other Loan Documents, Lender shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on the Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such, and, if the principal balance of the Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower, and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest,

                                       8


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(ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Note so that the interest rate is uniform throughout such term.

     (f) Subordination. Lender acknowledges that the Obligation of Borrower under this Agreement shall be subordinated in right of payment to the Existing Loan Agreement and will execute documents reasonably acceptable to Lender in order to memorialize that subordination (the "EXISTING LOAN SUBORDINATION AGREEMENT," together with the Senior Lender Subordination Agreement, the "SUBORDINATION AGREEMENTS").

     (g) Entirety and Amendments. The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, and this Agreement and the other Loan Documents may be amended only by an instrument in writing executed by the party, or an authorized officer of the party, against whom such amendment is sought to be enforced.

     (h) Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties, or obligations hereunder.

     (i) Expenses. Borrower will promptly pay all reasonable costs, fees, and expenses paid or incurred by Lender incident to this Agreement (including the fees and expenses of counsel to Lender in connection with the negotiation, preparation, and execution of this Agreement and any amendments hereto) or incident to the collection of the Loan.

     (j) Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

     (k) Financial Terms. As used in this Agreement, all financial and accounting terms not otherwise defined herein shall be defined and calculated in accordance with generally accepted accounting principles consistently applied.

     (l) Counterparts. This Agreement may be executed in counterparts.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     If Borrower agrees to the foregoing, Borrower should execute this Agreement in the spaces indicated on the signature page below.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.

         Signature Page to the Loan Agreement dated as of the date first set forth above, between Washington Oregon Wireless, LLC as Borrower, and Alamosa Operations, Inc., as Lender.


                                    ALAMOSA OPERATIONS, INC.

                                    By:  /s/ David E. Sharbutt
                                         _____________________________
                                         Name: David E. Sharbutt
                                               _______________________
                                         Title: President


                                    Address:
                                    4403 Brownfield Highway
                                    Lubbock, Texas 79407
                                    Attention: President

                                    with copy to
                                    Haynes and Boone, LLP
                                    901 Main Street, Suite 3100
                                    Dallas, Texas 75202
                                    Attention: William S. Kleinman


AGREED AND ACCEPTED
as of July 31, 2000:


WASHINGTON OREGON WIRELESS, LLC


By: /s/ Mitchell Moore
    _______________________________________
    Mitchell Moore, Chief Executive Officer

Address:
5665 SW Meadows Road
Suite 100
Lake Oswego, Oregon 97035
Attention: Mitchell Moore, Chief Executive Officer




                 WASHINGTON OREGON WIRELESS, LLC LOAN AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A
                                  FORM OF NOTE

$11,000,000                                                        JULY __, 2000

         FOR VALUE RECEIVED, the undersigned, WASHINGTON OREGON WIRELESS, LLC ("BORROWER"), hereby promises to pay to the order of ALAMOSA OPERATIONS, INC. ("LENDER"), at Lender's principal office in Lubbock, Texas, on the Maturity Date or, following the Merger Date, ON DEMAND, the lesser of (a) $11,000,000 or (b) the aggregate principal disbursed by Lender to Borrower and outstanding and unpaid on such date (together with accrued and unpaid interest thereon).

         This Note has been executed and delivered under, and is subject to the terms of, the Loan Agreement, dated as of July _____, 2000 (as amended, modified, supplemented, or restated from time to time, the "LOAN AGREEMENT"), among Borrower and Lender, and is the "Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Loan Agreement have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this Note regarding applicable interest rates, principal and interest payment dates, final maturity, prepayments, acceleration of maturity, exercise of rights, subordination to certain senior indebtedness, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 11(E) of the Loan Agreement for usury savings provisions.

         Borrower authorizes Lender and the holder of this Note to endorse on the Schedule attached to this Note or any continuation thereof or to record in their internal records all Advances made to Borrower hereunder and all payments made on account of the principal thereof, which endorsements or recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by Lender or the holder of this Note to make any such endorsement or recording shall not limit or otherwise affect the obligations of Borrower under the Loan Agreement, this Note, or any other Loan Document.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS NOTE.

                                     WASHINGTON OREGON WIRELESS, LLC
                                     an Oregon limited liability company


                                     By:
                                        ----------------------------------------
                                        Mitchell Moore, Chief Executive Officer

                   SCHEDULE TO PROMISSORY NOTE IN THE ORIGINAL
                        PRINCIPAL AMOUNT OF $11,000,000,
                              DATED JULY ___, 2000,
                      EXECUTED BY WASHINGTON WIRELESS, LLC,
                       PAYABLE TO ALAMOSA OPERATIONS, INC.

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                                       2

                                    EXHIBIT B

                                FORM OF GUARANTY

         THIS GUARANTY (this "GUARANTY") is executed as of July ___, 2000, by the undersigned ("GUARANTOR," whose address is set forth on the signature page to this Guaranty, for the benefit of Alamosa Operations, Inc. ("LENDER"), whose address is set forth on the signature page to this Guaranty.

                                 R E C I T A L S

         A. Washington Oregon Wireless, LLC and Lender have entered into a Loan Agreement dated as of July ___, 2000 (as amended, modified, supplemented, or restated from time to time, the "LOAN AGREEMENT").

         B. This Guaranty is integral to the transactions contemplated by the Loan Agreement, and the execution and delivery hereof is a condition precedent to the making of advances and other extensions of credit under the Loan Agreement.

         ACCORDINGLY, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor, agrees, for the benefit of Lender, as follows:

1.       DEFINITIONS

         1.1 LOAN AGREEMENT DEFINITIONS. Unless otherwise defined herein, or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Loan Agreement.

         1.2 CERTAIN TERMS. The following terms when used in this Agreement, including its preamble and recitals, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         BORROWER means Washington Oregon Wireless, LLC, an Oregon limited liability company.

         GUARANTEED DEBT means all indebtedness, obligations, and liabilities of Borrower to Lender arising under the Loan Agreement and the related Note.

2. GUARANTY. Guarantor hereby irrevocably, unconditionally, and absolutely guarantees in favor of Lender and its assigns the prompt payment when due of the Guaranteed Debt if the Parent Merger is not consummated, provided, however, that Guarantor's obligation to make payments to Lender hereunder shall be limited to an amount equal to Guarantor's Pro Rata Portion (defined below) of the Guaranteed Debt. As used herein, the term "PRO RATA PORTION" means a percentage equal to the proportion that (a) Guarantor's total Capital Contribution Commitment (defined below) bears to (b) the aggregate Capital Contribution Commitments of all Members that have executed and delivered to Lender a Guaranty in the form of EXHIBIT B to the Loan Agreement and all other Loan Documents applicable to each such Member. As used herein, "CAPITAL CONTRIBUTION COMMITMENT" means the amount (as set forth on SCHEDULE 6 to the Loan Agreement) of obligations of each Member of Borrower to make capital contributions to Borrower during the calendar year 2000. This is an unconditional guaranty of payment, and not a guaranty of collection, and Lender may enforce Guarantor's obligations hereunder without first suing, or enforcing its rights or remedies against,

Borrower or any other obligor, or enforcing or collecting any present or future collateral security for any of the Guaranteed Debt. Lender may not enforce Guarantor's obligations to make payments hereunder before October 1, 2000.

3. CONSIDERATION. Guarantor represents and warrants that it has received or will receive direct or indirect benefit from the making of this Guaranty and the creation of the Guaranteed Debt, that Guarantor is familiar with the financial condition of Borrower and the value of any collateral security, if any, for the Guaranteed Debt and that Lender has made no representations to Guarantor in order to induce Guarantor to execute this Guaranty.

3. WAIVERS. Guarantor hereby waives notice of (a) acceptance of this Guaranty, (b) the extension of credit by Lender to Borrower, (c) the occurrence of any breach or default by Borrower in respect of the Guaranteed Debt, (d) the sale or foreclosure on any collateral for any of the Guaranteed Debt, (e) the transfer of all or any part of the Guaranteed Debt to any third party and (f) all other notices including, but not limited to, notice of presentment, protest, notice of protest, notice of non-payment, notice of intent to accelerate and notice of acceleration with respect to all or any part of the Guaranteed Debt. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the state of Texas, including , but not limited to, any rights pursuant to Rule 31, Texas Rules of Civil Procedure, Articles 1986 and 1987, Revised Civil Statutes of Texas and Chapter 34 of the Texas Business and Commerce Code.

4. NO RELEASE. Guarantor hereby consents and agrees to, and acknowledges that its obligations hereunder shall not be released or discharged by, the following: (a) the renewal, extension, modification, or alteration of any Loan Document, the Guaranteed Debt, or any related document or instrument; (b) any forbearance or compromise granted to Borrower by Lender; (c) the insolvency, bankruptcy, liquidation, or dissolution of Borrower or any other obligor (it is specifically agreed, without limitation, that the filing of any bankruptcy or similar proceeding by or against Borrower or any other obligor with respect to any of the Guaranteed Debt shall not affect the obligations of Guarantor under this Guaranty or the rights of Lender under this Guaranty, including, but not limited to, the right or ability of Lender to pursue or institute suit against Guarantor for the entire Guaranteed Debt; (d) the invalidity, illegality, or unenforceability of all or any part of the Guaranteed Debt against Borrower or any other obligor; (e) the full or partial release of Borrower or any other obligor; (f) the release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including, but not limited to, negligent, willful, unreasonable, or unjustifiable impairment) of any collateral for any of the Guaranteed Debt; (g) the failure of Lender to properly obtain, perfect, or preserve any security interest or lien in any such collateral; (h) the failure of Lender to exercise diligence, commercial reasonableness, or reasonable care in the preservation, enforcement or sale of any such collateral (including, but not limited to, the failure to conduct any foreclosure or other remedy fairly or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act); and (i) any other act or omission of Lender or Borrower which would otherwise constitute or create a legal or equitable defense in favor of Guarantor or increase the likelihood or risk that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof.

5. SUBROGATION AND CONTRIBUTION. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor waives all rights of subrogation, reimbursement, indemnification, contribution, and all other claims against Borrower and every other party which is or shall ever be in any way obligated on the Guaranteed Debt which Guarantor may ever have as a result of payment of any of the Guaranteed Debt, as well as all incidental rights and benefits in favor of Guarantor in connection with payment of any of the Guaranteed Debt.

6. SUBORDINATION. After default in the payment of any of the Guaranteed Debt, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other obligor, any payments on any debts and liabilities of Borrower, or any distributions with respect to any ownership interest in Borrower, to Guarantor, or any of them, whether now existing or hereafter arising and whether direct, indirect, several, joint and several, or otherwise, and howsoever evidenced or created (collectively, the "GUARANTOR CLAIMS"), which, together with all liens, security interests, and all other encumbrances or charges on assets securing the payment of all or any portion of the Guarantor Claims, are hereby subordinated to, and are, and shall remain inferior and subordinate to the Guaranteed Debt and all liens, security interests, and all other encumbrances or charges on assets securing all or any portion of the Guaranteed Debt.

7. APPLICATION OF OTHER PAYMENTS. If Borrower is or shall hereafter be liable to Lender for any obligation, indebtedness, or liability other than the Guaranteed Debt, and Lender should collect or receive any payments, funds, or distributions which are not specifically required, by law or agreement, to be applied to the Guaranteed Debt, then Lender may, in its sole discretion, apply such payments, funds, or distributions to indebtedness of Borrower other than the Guaranteed Debt.

8. INSOLVENCY OF GUARANTOR. The liability of Guarantor hereunder shall, at the option of Lender, without notice, become immediately fixed and enforceable for the full amount thereof, whether then due or not due, as though all of the Guaranteed Debt had become past due if (i) Guarantor defaults in the due performance of any term, covenant, or agreement contained in this Guaranty, in the other Loan Documents, or otherwise in favor of Lender, or (ii) Guarantor makes an assignment for the benefit of its creditors or a composition with creditors, is unable or admits in writing its inability to pay, or generally fails to pay, its debts as they mature, files a petition commencing a voluntary case concerning Guarantor under any chapter of Title 11 of the United States Code entitled "Bankruptcy"; or an involuntary case is commenced against Guarantor under any such chapter and relief is ordered against it or the petition is controverted but is not dismissed within 60 days after the commencement of such case.

9. BREACH BY GUARANTOR. If Guarantor breaches or fails to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this PARAGRAPH 9 shall survive the payment of the Guaranteed Debt.

10. ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties, or obligations hereunder.

11. LOAN DOCUMENTS. This Guaranty is a Loan Document and is subject to the applicable provisions of the Loan Agreement, all of which are incorporated into this Guaranty by reference the same as if set forth in this Guaranty.

12. TERMINATION. This Guaranty shall terminate and be of no further force or effect on the Merger Date.

13. MISCELLANEOUS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This

Guaranty is given in addition to, and not in lieu of, any guaranty previously given to Lender by Guarantor, and in no way impairs or limits Lender's other rights and remedies against Guarantor. This Guaranty may be amended only by a written instrument executed by Guarantor and Lender. The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. For purposes of litigation pertaining to this Guaranty, Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of state and federal courts located in the State of Texas.






                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGE(s) TO FOLLOW.

         EXECUTED as of the date first stated in this Guaranty.

Address:                                            GUARANTOR:


                                           By:                                 ,
---------------------------------             ---------------------------------
                                              Name:
---------------------------------                  ----------------------------
                                              Title:
---------------------------------                   ---------------------------


                                    GUARANTY
                                 SIGNATURE PAGE